Exhibit 99.1

Cerberus Sentinel announces addition of Kiki VanDeWeghe to Board of Directors

SCOTTSDALE, Ariz., May 06, 2021 (GLOBE NEWSWIRE) — Cerberus Cyber Sentinel Corporation (OTC: CISO) (“Cerberus Sentinel”), a cybersecurity consulting and managed services firm, announced today that E.M. “Kiki” VanDeWeghe III has been appointed to its board of directors. VanDeWeghe adds significant executive and management experience to Cerberus Sentinel’s board of directors.

Currently, VanDeWeghe serves as executive vice president, basketball operations, for the National Basketball Association. In this role, he oversees all aspects of basketball related to the playing of the game, and he serves as a key liaison between the league office and its teams. He was a two-time NBA All-Star during his 13-year playing career, and he has previously served as general manager with the Denver Nuggets and New Jersey Nets. VanDeWeghe played collegiately at UCLA and was a Rhodes Scholar finalist.

“Kiki VanDeWeghe is an outstanding addition to our board,” said David Jemmett, founder and CEO of Cerberus Sentinel. “His experience within the NBA gives him a unique perspective of the operations and security challenges of multi-national organizations and vendor networks.”

“Each of our board members provides a unique perspective to the company, including government, healthcare, and finance expertise,” said Jemmett. “Mr. VanDeWeghe raises our national and international experience and brings his exceptional expertise to our board.”

“It is a great honor to be joining the board of Cerberus. I look forward to collaborating with the many bright minds entrusted with helping shape the future and vision of the company as we move forward in a very important space,” said VanDeWeghe.

VanDeWeghe joins fellow board members Ret. Gen. Robert Oaks, Scott Holbrook, Andrew McCain, Sandra Morgan, Stephen Scott, and David Jemmett.

About Cerberus Sentinel

Cerberus Sentinel is an industry leader in Managed Cybersecurity and Compliance (MCCP) services with its exclusive MCCP+ managed cybersecurity and compliance services plus culture program. The company seeks to expand by acquiring world-class cybersecurity talent and utilizes the latest technology to create innovative solutions that protect the most demanding businesses and government organizations against continuing and emerging security threats.

Safe Harbor Statement

This news release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Statements including words such as “believes,” “expects,” “anticipates,” “intends,” “estimates,” “plan,” “will,” “may,” “look forward,” “intend,” “guidance,” “future” or similar expressions are forward-looking statements. Because these statements reflect Cerberus Sentinel’s current views, expectations and beliefs concerning future events, these forward-looking statements involve risks and uncertainties. Investors should note that many factors, as more fully described under the caption “Risk Factors” and elsewhere in Cerberus Sentinel’s Form 10-K, Form 10-Q and Form 8-K filings with the Securities and Exchange Commission and as otherwise enumerated herein, could affect Cerberus Sentinel’s future financial results and could cause actual results to differ materially from those expressed in such forward-looking statements. The forward-looking statements in this press release are qualified by these risk factors. These are factors that, individually or in the aggregate, could cause the Cerberus Sentinel’s actual results to differ materially from expected and historical results. You should not place undue reliance on any forward-looking statements, which speak only as of the date they are made. We assume no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

Investor Relations:

Matt Glover or Alex Kovtun

Gateway Investor Relations

949-574-3860

CISO@gatewayir.com

Public Relations:

Cathy Morley Foster

Eskenzi PR

925-708-7893

cathy@eskenzipr.com